Exhibit 10.3

AMENDMENT NO. 3, dated as of May 5, 2006 (this “Amendment No. 3”), among RURAL/METRO OPERATING COMPANY, LLC, a Delaware limited liability company (“Borrower”), CITICORP NORTH AMERICA, INC., as Administrative Agent, the Requisite Lenders, the Term Lenders, the LC Facility Lenders, the Additional Term 1 Lenders (as defined below) and the Additional LC Facility 1 Lenders (as defined below), in each case listed on the signature pages hereto, to the Credit Agreement dated as of March 4, 2005, (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Borrower; the Lenders; CITIBANK, N.A., as LC Facility issuing bank (in such capacity, the “LC Facility Issuing Bank”); CITICORP NORTH AMERICA, INC., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders; JPMORGAN CHASE BANK, N.A. (“JPMCB”), as syndication agent (in such capacity, the “Syndication Agent”); and CITIGROUP GLOBAL MARKETS INC. (“CGMI”) and J.P. MORGAN SECURITIES INC. (“JPMSI”), as joint lead arrangers and joint lead bookrunners (in such capacities, the “Joint Lead Arrangers”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, Borrower desires to create (i) a new Class of Term 1 Loans under the Credit Agreement having identical terms with, having the same rights and obligations under the Loan Documents as and in the same aggregate principal amount as the Term Loans, as set forth in the Credit Agreement and Loan Documents, except as such terms are amended hereby and (ii) a new Class of LC Facility 1 Deposits under the Credit Agreement having identical terms with, having the same rights and obligations under the Loan Documents as and in the same amount as the LC Facility Deposits, as set forth in the Credit Agreement and Loan Documents, except as such terms are amended hereby;

WHEREAS, each Term Lender who executes and delivers a Consent shall be deemed, upon effectiveness of this Amendment No. 3, to have exchanged its Term Loans for Term 1 Loans in the same aggregate principal amount as such Lender’s Term Loans, and such Lender shall thereafter become a Term 1 Lender;

WHEREAS, each LC Facility Lender who executes and delivers a Consent shall be deemed, upon effectiveness of this Amendment No. 3, to have exchanged its LC Facility Deposits for LC Facility 1 Deposits in the same amount as such Lender’s LC Facility Deposits, and such Lender shall thereafter become a LC Facility 1 Lender;

WHEREAS, each Person who executes and delivers a Consent as an Additional Term 1 Lender or LC Facility 1 Lender will make Term 1 Loans or LC Facility 1 Deposits, as applicable, on the effective date of this Amendment No. 3, the proceeds of which will be used to repay in full the outstanding principal amount of Term Loans and LC Facility Deposits of Non-Consenting Term Lenders and Non-Consenting LC Facility Lenders;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments Relating to Term 1 Loans.

(a) The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

“Additional LC Facility 1 Deposit” means a deposit that is funded pursuant to Section 2.01(e)(ii) of the Credit Agreement on the Amendment No. 3 Effective Date.

“Additional LC Facility 1 Lender” means a Person with an Additional LC Facility 1 Participation to make Additional LC Facility 1 Deposits to Borrower on the Amendment No. 3 Effective Date, which for the avoidance of doubt may be an existing LC Facility Lender.

“Additional LC Facility 1 Participation” means, with respect to an Additional LC Facility 1 Lender, the commitment of such Additional LC Facility 1 Lender to fund an Additional LC Facility 1 Deposit on the Amendment No. 3 Effective Date, in the amount set forth next to the signature of such Additional LC Facility 1 Lender on a consent to Amendment No. 3. The aggregate amount of the Additional LC Facility 1 Participations of all Additional LC Facility 1 Lenders shall equal the outstanding amount of LC Facility Deposits of Non-Consenting LC Facility Lenders.

“Additional Term 1 Commitment” means, with respect to an Additional Term 1 Lender, the commitment of such Additional Term 1 Lender to make an Additional Term 1 Loan on the Amendment No. 3 Effective Date, in the amount set forth next to the signature of such Additional Term 1 Lender on a consent to Amendment No. 3. The aggregate amount of the Additional Term 1 Commitments of all Additional Term 1 Lenders shall equal the outstanding principal amount of Term Loans of Non-Consenting Term Lenders.

“Additional Term 1 Lender” means a Person with an Additional Term 1 Commitment to make Additional Term 1 Loans to Borrower on the Amendment No. 3 Effective Date, which for the avoidance of doubt may be an existing Term Lender.

“Additional Term 1 Loan” means a Loan that is made pursuant to Section 2.01(d)(ii) of the Credit Agreement on the Amendment No. 3 Effective Date.

“Amendment No. 3” means Amendment No. 3 to this Agreement dated as of May 5, 2006.

“Amendment No. 3 Effective Date” means May 5, 2006, the date on which all conditions precedent set forth in Section 3 of Amendment No. 3 are satisfied.

“LC Facility 1 Deposit” means an Additional LC Facility 1 Deposit or an LC Deposit that is deemed made pursuant to Section 2.01(e)(i).

“LC Facility 1 Lender” means a Lender with outstanding LC Facility 1 Deposits.

“LC Facility 1 Participations” means, with respect to a LC Facility Lender, the agreement of such LC Facility Lender to exchange its LC Facility Deposits for an equal amount of LC Facility 1 Deposits on the Amendment No. 3 Effective Date, as evidenced by such LC Facility Lender executing and delivering a consent to Amendment No. 3.

“LC Facility Participation Fee” has the meaning assigned thereto in Section 2.10(c).

“Non-Consenting LC Facility Lender” means each LC Facility Lender that has not executed and delivered a consent to Amendment No. 3 on or prior to the Amendment No. 3 Effective Date.

“Non-Consenting Term Lender” means each Term Lender that has not executed and delivered a consent to Amendment No. 3 on or prior to the Amendment No. 3 Effective Date.

“Term 1 Commitment” means, with respect to a Term Lender, the agreement of such Term Lender to exchange its Term Loans for an equal aggregate principal amount of Term 1 Loans on the Amendment No. 3 Effective Date, as evidenced by such Term Lender executing and delivering a consent to Amendment No. 3.

“Term 1 Lender” means a Lender with outstanding Term 1 Loans.

“Term 1 Loan” means an Additional Term 1 Loan or a Loan that is deemed made pursuant to Section 2.01(d)(i).

(b) All references to “LC Facility Deposits,” “LC Facility Lender,” “LC Facility Participations,” “Term Loan,” “Term Loan Borrowing,” “Term Loan Commitment,” “Term Loan Lender,” “Term Loan Maturity Date,” “Term Loan Note” and “Total LC Facility Deposit” in the Credit Agreement and the Loan Documents shall be deemed to be references to “LC Facility 1 Deposits,” “LC Facility 1 Lender,” “LC Facility 1 Participations,” “Term 1 Loan,” “Term 1 Borrowing,” “Term 1 Commitment,” “Term 1 Lender,” “Term 1 Loan Maturity Date,” “Term 1 Note” and “Total LC Facility 1 Deposit” respectively (unless the context otherwise requires).

(c) The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended in its entirety by replacing it with the following:

“Applicable Margin” means (i) with respect to Revolving Loans (x) that are Eurodollar Loans, 325 basis points and (y) that are ABR Loans, 225 basis points, (ii) with respect to Term Loans (x) that are Eurodollar Loans, 225 basis points and (y) that are ABR Loans, 125 basis points, and (iii) with respect to LC Facility Deposits, 225 basis points.

(d) Section 2.01 is hereby amended by adding the following paragraphs (d) and (e) to such Section:

“(d) (i) Subject to the terms and conditions hereof and of Amendment No. 3, each Term Lender with a Term 1 Commitment severally agrees to exchange its Term Loans for a like principal amount of Term 1 Loans on the Amendment No. 3 Effective Date. Notwithstanding anything to the contrary contained herein, the Interest Period then in effect (and the Adjusted LIBO Rate thereunder) prior to any exchange of Term Loans for Term 1 Loans shall remain in effect following any such exchange.

(ii) Subject to the terms and conditions hereof and of Amendment No. 3, each Additional Term 1 Lender severally agrees to make an Additional Term 1 Loan to Borrower on the Amendment No. 3 Effective Date in the principal amount equal to its Additional Term 1 Commitment on the Amendment No. 3 Effective Date. Borrower shall prepay all Term Loans of Non-Consenting Term Lenders with the gross proceeds of the Additional Term 1 Loans, concurrently with the receipt thereof.

(iii) Borrower shall pay (x) to the Term Lenders all accrued and unpaid interest on the Term Loans to, but not including, the Amendment No. 3 Effective Date on such Amendment No. 3 Effective Date and (y) to the Non-Consenting Term Lenders any breakage loss or expense under Section 2.17.

(iv) The Administrative Agent shall make any necessary adjustments so that each Term 1 Lender (including each Additional Term 1 Lender) shall receive at the end of the Interest Period then in effect, an interest payment equal to interest accrued from and including the Amendment No. 3 Effective Date.

(v) The Term 1 Loans shall have the same terms as the Term Loans as set forth in the Credit Agreement and Loan Documents, except as modified by Amendment No. 3. For the avoidance of doubt, the Term 1 Loans (and all principal, interest and other amounts in respect thereof) will constitute “Obligations” under the Credit Agreement and the other Loan Documents and shall have the same rights and obligations under the Credit Agreement and Loan Documents as the Term Loans prior to the Amendment No. 3 Effective Date.

(e) (i) Subject to the terms and conditions hereof and of Amendment No. 3, each LC Facility Lender with a LC Facility 1 Commitment severally agrees to exchange its LC Facility Deposits for a like amount of LC Facility 1 Deposits on the Amendment No. 3 Effective Date. Notwithstanding anything to the contrary contained herein, the Interest

Period then in effect prior to any exchange of LC Facility Deposits for LC Facility 1 Deposits shall remain in effect following any such exchange.

(ii) Subject to the terms and conditions hereof and of Amendment No. 3, each Additional LC Facility 1 Lender severally agrees to make an Additional LC Facility 1 Deposit on the Amendment No. 3 Effective Date in the amount equal to its Additional LC Facility 1 Participation on the Amendment No. 3 Effective Date. The Administrative Agent shall return all LC Facility Deposits of Non-Consenting LC Facility Lenders with the gross proceeds of the Additional LC Facility 1 Deposits, concurrently with the receipt thereof.

(iii) Borrower shall pay to the LC Facility Lenders all accrued and unpaid LC Facility Participation Fees and Cost Amount to, but not including, the Amendment No. 3 Effective Date on such Amendment No. 3 Effective Date, and the Administrative Agent shall pay to each LC Facility Lender the accrued and unpaid interest referred to in Section 2.21(b) to, but not including, the Amendment No. 3 Effective Date on such Amendment No. 3 Effective Date.

(iv) The Administrative Agent shall make any necessary adjustments so that each LC Facility 1 Lender (including each Additional LC Facility 1 Lender) shall receive at the end of the applicable period then in effect, the LC Facility Participation Fee, Cost Amount and interest referred to in Section 2.21(b) accrued from and including the Amendment No. 3 Effective Date.

(v) The LC Facility 1 Deposits shall have the same terms as the LC Facility Deposits as set forth in the Credit Agreement and Loan Documents, except as modified by Amendment No. 3. For the avoidance of doubt, the LC Facility 1 Deposits (and all fees and other amounts in respect thereof) will constitute “Obligations” under the Credit Agreement and the other Loan Documents and shall have the same rights and obligations under the Credit Agreement and Loan Documents as the LC Facility Deposits prior to the Amendment No. 3 Effective Date.”

(e) Section 2.10(c) of the Credit Agreement is hereby amended by adding to clause (i) of such Section after the words “a participation fee” the following:

“(an “LC Facility Participation Fee”)”.

(f) Section 2.11(a) of the Credit Agreement is hereby amended by adding to the end of such Section a new sentence as follows:

“The Term 1 Commitment of each Additional Term 1 Lender shall be automatically terminated on the Amendment No. 3 Effective Date upon the borrowing of the Term 1 Loans on such date.”

(g) Section 2.21(a) of the Credit Agreement is hereby amended by adding to the end of such Section the following:

“The funding obligation of each Additional LC Facility 1 Lender in respect of its LC Facility Participations shall be shall be satisfied in full on the Amendment No. 3 Effective Date upon the funding of the LC Facility 1 Deposits on such date.”

(h) Section 5.13 of the Credit Agreement is hereby amended by adding to the end of such Section a new sentence as follows:

“Borrower further covenants and agrees that the proceeds of all Term 1 Loans hereunder will be used to refinance Term Loans. Borrower further acknowledges that the proceeds of all LC Facility 1 Deposits hereunder will be used by the Administrative Agent to replace LC Facility Deposits.”

(i) Article IX of the Credit Agreement is hereby amended by adding immediately following the end of Section 9.19 a new section as follows:

“SECTION 9.20. Indenture Trustee. In the event that the Citicorp North America, Inc. (“Citibank”) or any of its Affiliates shall be or become an indenture trustee under the Trust Indenture Act of 1939 (as amended, the “Trust Indenture Act”) in respect of any securities issued or guaranteed by any Loan Party, the parties hereto acknowledge and agree that any payment or property received in satisfaction of or in respect of any Secured Obligation of such Loan Party hereunder or under any other Loan Document by or on behalf of Citibank in its capacity as the Administrative Agent or the Collateral Agent for the benefit of any Lender under any Loan Document (other than Citibank or an Affiliate of Citibank) and which is applied in accordance with the Loan Documents shall be deemed to be exempt from the requirements of Section 311 of the Trust Indenture Act pursuant to Section 311(b)(3) of the Trust Indenture Act.”

Section 2. Representations and Warranties. The Borrower hereby represents and warrants that, as of the date hereof and as of the Effective Date, the conditions set forth in Section 4.02(b) and 4.02(c) of the Credit Agreement are satisfied. For purposes of this Section 2, this Amendment No. 3 shall be deemed to be a Loan Document.

Section 3. Conditions to Effectiveness. This Amendment No. 3 shall become effective on the date on which each of the following conditions is satisfied:

(a) (x) The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Administrative Agent, and (y) the Administrative Agent shall have received executed consents (each, a “Consent”) to this Amendment from the (i) Lenders constituting (A) the Requisite Lenders, (B) each Term Lender, or in lieu of one or more Term Lenders, one or more Additional Term 1 Lenders and (C) each LC Facility Lender, or in lieu of one or more LC Facility Lenders, one or more Additional LC Facility 1 Lenders.

(b) Borrower shall have provided the Administrative Agent with a Borrowing Request with respect to the borrowing of Term 1 Loans on the Amendment No. 3 Effective Date, which notice shall meet the requirements of Section 2.02.

(c) The Administrative Agent shall have received, on behalf of itself, the other Agents, the Lenders and the LC Issuing Bank, such certificates of resolutions or other action, incumbency certificates and/or other certificates of the officers of each applicable Loan Party as the Administrative Agent may reasonably require.

(d) The Administrative Agent shall have received, on behalf of itself, the other Agents, the Lenders and the LC Issuing Bank, (i) an opinion of Weil, Gotshal & Manges LLP, counsel to Borrower, addressed to each of the Agents, the Lenders and the LC Issuing Bank and dated the Amendment No. 3 Effective Date, (ii) Mortgage amendments for each Mortgaged Property located in the State of Arizona and (iii) an opinion of Arizona counsel to Borrower, addressed to each of the Agents, the Lenders and the LC Issuing Bank and dated the Amendment No. 3 Effective Date, in each case, in form and substance reasonably satisfactory to the Administrative Agent; provided that, at the Administrative Agent’s discretion, the conditions set forth in clauses (ii) and (iii) need not be satisfied as a condition to effectiveness, in which event they shall be satisfied within 10 days of the Amendment No. 3 Effectiveness Date.

(e) The Collateral Agent shall have received copies of UCC, judgment, tax lien and litigation search reports for Holdings and Borrower, each of a recent date in each of the jurisdictions set forth in Schedule 1 attached to this Amendment No. 3, the results of which shall not reveal any Liens on the Collateral covered or intended to be covered by the Security Documents (other than Permitted Liens or any other Liens reasonably acceptable to the Collateral Agent).

(f) Each Term 1 Lender shall have received, if requested, one or more Notes payable to the order of such Lender duly executed by Borrower in substantially the form of Exhibit E-1 to the Credit Agreement, as modified by this Amendment No. 3, evidencing its Term 1 Loans.

(g) Borrower shall have paid to all Term Lenders simultaneously with the making of Term 1 Loans hereunder all accrued and unpaid interest on the Term Loans of such Term Lenders to, but not including, the Amendment No. 3 Effective Date on the Amendment No. 3 Effective Date.

(h) Borrower shall have paid to all LC Facility Lenders simultaneously with the making of the LC Facility 1 Deposits all accrued and unpaid LC Facility Participation Fees and Cost Amount to, but not including, the Amendment No. 3 Effective Date on such Amendment No. 3 Effective Date and the Administrative Agent shall have paid to each LC Facility Lender all accrued and unpaid interest to, but not including, the Amendment No. 3 Effective Date on such Amendment No. 3 Effective Date.

(i) All corporate and other proceedings taken or to be taken in connection with this Amendment No. 3 and all documents incidental thereto, whether or not referred to herein, shall be reasonably satisfactory in form and substance to the Administrative Agent.

(j) The representations and warranties in Section 2 of this Amendment No. 3 shall be true and correct.

Section 4. Reference to and Effect on the Credit Agreement. On and after the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring the Credit Agreement, and each reference in each of the Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 3. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment No. 3, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment No. 3 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

Section 5. Costs and Expenses. Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment No. 3 and the other instruments and documents to be delivered hereunder.

Section 6. Execution in Counterparts. This Amendment No. 3 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 3 by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment No. 3.

Section 7. Governing Law. THIS AMENDMENT NO. 3 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed as of the date first above written.

RURAL/METRO OPERATING COMPANY, LLC

By:	/s/ Kristi Ponczak
	Name:	Kristi Ponczak
	Title:	VP & Treasurer

CITICORP NORTH AMERICA, INC., as Administrative Agent

By:	/s/ Ross MacIntyre
	Name:	Ross MacIntyre
	Title:	Managing Director